INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2020
INCOME TAXES
Loss for the year	$ 1,078,937	$ 1,360,699
Total income tax expense	0	0
Loss excluding income tax	1,078,937	1,360,699
Income tax recovery using the Company's tax rate	(291,000)	367,000
Non-deductible expenses and other	107,000	(577,000)
Change in deferred tax rates	0	0
Temporary difference booked to reserve	(199,000)	16,000
Deferred income tax assets not recognized	$ 383,000	$ 194,000